INVENTORIES	12 Months Ended
Mar. 31, 2026
Inventories [Abstract]
INVENTORIES	INVENTORIES

	2026	2025
Work in progress	$246.6	$348.4
Raw materials, supplies and manufactured products	208.2	246.6
Total inventories	$454.8	$595.0

During the year ended March 31, 2026, the use of inventory recognized in cost of sales amounted to $552.2 million (2025 ‑ $557.2 million) and the impairment of inventories to net realizable value amounted to $17.6 million (2025 – $2.1 million).